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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     April 15, 2003


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-59424                    51-0331454
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(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.  OTHER EVENTS

On April 2, 2003 all Series Supplements to the Pooling and Servicing Agreement for the MBNA Master Credit Card Trust II, dated as of August 4, 1994, between MBNA America Bank, National Association, as Seller and Servicer and The Bank of New York, as Trustee, were amended by the Omnibus Amendment to Series Supplements, dated as of April 2, 2003.

On April 2, 2003 the Series 2001-D Supplement, dated as of May 24, 2001, to the Pooling and Servicing Agreement for the MBNA Master Credit Card Trust II, dated as of August 4, 1994, between MBNA America Bank, National Association, as Seller and Servicer and The Bank of New York, as Trustee, was amended by the Second Amendment to Series 2001-D Supplement, dated as of April 2, 2003.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS

The following are filed as Exhibits to this Report under Exhibit 4:

4.1 The Omnibus Amendment to Series Supplements, dated as of April 2, 2003 between MBNA America Bank, National Association, as Seller and Servicer, and The Bank of new York, as Trustee.

4.2	The Second Amendment to Series 2001-D Supplement, dated as of
April 2, 2003 between MBNA America Bank, National Association, as
Seller and Servicer, and The Bank of new York, as Trustee.




                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     April 15, 2003


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Christopher Harris
                                   ----------------------------------
                                    Name:   Christopher Harris
                                    Title:  First Vice President